UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2017

CHINA AUTO LOGISTICS INC.

 (Exact name of registrant as specified in its charter)

Nevada	001-34393	98-0657597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Floor 1 FTZ International Auto Mall

86 Tianbao Avenue, Free Trade Zone

Tianjin Province, The People’s Republic of China 300461

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 22-2576-2771

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act   (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Two proposals were submitted to a vote of the stockholders of China Auto Logistics Inc. (the “Company”) at the 2017 annual meeting of stockholders, which was held on November 17, 2017 (the “Annual Meeting”). The first proposal was for the election of seven nominees to serve as directors of the Company until the end of their respective terms. The second proposal was to ratify the appointment of Marcum Berstein & Pinkchuk LLP (“Marcum BP”) as the Company’s independent registered public accountants for fiscal year 2017. Additional information about the proposals can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 6, 2017.

Of the 4,034,394 shares of stock issued and outstanding and entitled to vote at the Annual Meeting, 2,779,314 shares were represented in person or by proxy, which constituted approximately 68.89% of the total votes entitled to be cast at the meeting. Each share of common stock outstanding is entitled to one vote.

Proposal 1 – Election of Directors

The voting results for the election of Directors were as follows:

	Number of Shares Voted For	Number of Shares Withheld
Tong Shiping	1,768,561	1,892
Cheng Weihong	1,768,561	1,892
Wang Xinwei	1,768,561	1,892
Howard S. Barth	1,755,824	14,629
Lv Fuqi	1,768,166	2,287
Yang Lili	1,757,975	12,478
Bai Shaohua	1,755,975	14,478

There were no votes against any nominee.  There were 1,008,861 broker non-votes for this proposal.

Proposal 2 – Ratification of the Appointment of Marcum BP to serve as the Company’s independent registered public accountants for fiscal year 2017

The voting results for the ratification of the appointment of Marcum BP to serve as the Company’s independent registered public accountants for fiscal year 2017 were as follows:

For: 1,119,466	Against: 8,087	Abstain: 3,621

There were no broker non-votes for this proposal.

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SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2017

CHINA AUTO LOGISTICS INC.

By:	/s/ Tong Shiping
Name:	Tong Shiping
Title:	President and Chief Executive Officer

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